SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 or 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  June 30, 2003


                            UIL HOLDINGS CORPORATION
             (Exact name of registrant as specified in its charter)


Connecticut                             1-15995             06-1541045
------------                            -------             ----------
(State, or other jurisdiction           (Commission         (IRS Employer
of Incorporation)                       File Number)        Identification No.)



157 Church Street, New Haven, Connecticut                 06506
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(Address of principal executive offices)                  (Zip Code)



Registrant's Telephone Number,
Including Area Code                                      (203) 499-2000





                                    None
 -------------------------------------------------------------------------------
           (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

UIL Holdings Corporation announced that Greg Buckis has been appointed Controller effective today, June 30, 2003.

In the newly-created position, Mr. Buckis will oversee financial and management reporting including Securities and Exchange Commission (SEC) report preparation and filings. This new position consolidates the financial reporting efforts previously managed in other areas of the company. He will report to Louis J. Paglia, executive vice president and chief financial officer for UIL.

Prior to his appointment at UIL, Mr. Buckis served as vice president and controller at NASDAQ Stock Market Inc. and as vice president of administration and group controller for Science Applications International Corp.

Mr. Buckis is a certified public accountant and has a strong background in strategic planning, SEC reporting, accounting, and forecasting. He holds a B.S. degree in Management and Marketing from Virginia Polytechnic Institute and State University and an M.S. degree in Finance from the University of Baltimore.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 UIL HOLDINGS CORPORATION
                                 Registrant



Date:  07/01/2003               By      /s/ Louis J. Paglia
       ----------                 ------------------------------------------
                                            Louis J. Paglia
                                        Executive Vice President
                                        and Chief Financial Officer